Exhibit 32.1

CERTIFICATION PURSUANT TO
8 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Green Solutions Inc. (the "Company") on Form 10-QSB for the period ended February 28, 2006 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Elden Schorn, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of April, 2006.

ELDEN SCHORN
Elden Schorn
Chief Executive Officer and Chief Financial Officer